UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ONCONETIX, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

To the Stockholders of Onconetix, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”) to be held on December 5, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

1.	To re-elect Thomas Meier and elect Sarah Romano (the “Director Nominees”) to serve as Class I directors on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 4,424,080 shares of the Company’s Common Stock, par value $0.00001 par value (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series D Preferred Stock, par value $0.00001 per share (“Series D Preferred Stock”) and up to 4,362,827 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series D Warrants”) issued to certain investors in a private placement transactions which closed on September 22, 2025 (the “Series D PIPE Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 2,025,223 shares of the Company’s Common Stock, subject to adjustment, upon conversion of the Company’s Series E Preferred Stock, par value $0.00001 per share (“Series E Preferred Stock”) and up to 2,025,223 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series E Warrants”) issued to certain investors in a private placement transactions which closed on October 1, 2025 (the “Series E PIPE Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on October 21, 2025 as the record date (the “Record Date”) for the Annual Meeting and only stockholders who held Common Stock of Onconetix as of the Record Date will be entitled to vote at the Annual Meeting and at any adjournments and postponements thereof.

The Onconetix Board has unanimously determined and resolved that the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, and the Auditor Ratification Proposal are advisable and fair to, and in the best interests of, Onconetix and its stockholders. Accordingly, the Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Your vote is important. More information about Onconetix and the Annual Meeting is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety.

Very truly yours,

/s/ Karina M. Fedasz
Karina M. Fedasz
Interim Chief Executive Officer and Interim Chief Financial Officer

The accompanying proxy statement is dated November 10, 2025 and is first being mailed to the stockholders of Onconetix on or about November 11, 2025.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON DECEMBER 5, 2025

TO THE STOCKHOLDERS OF Onconetix, Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”), a Delaware corporation, will be held on December 5, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105. You are cordially invited to attend the Annual Meeting, which will be held for the following purposes:

1.	To re-elect Thomas Meier and elect Sarah Romano (the “Director Nominees”) to serve as Class I directors on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 4,424,080 shares of the Company’s Common Stock, par value $0.00001 par value (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series D Preferred Stock, par value $0.00001 per share (“Series D Preferred Stock”) and up to 4,362,827 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series D Warrants”) issued to certain investors in a private placement transactions which closed on September 22, 2025 (the “Series D PIPE Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 2,025,223 shares of the Company’s Common Stock, subject to adjustment, upon conversion of the Company’s Series E Preferred Stock, par value $0.00001 per share (“Series E Preferred Stock”) and up to 2,025,223 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series E Warrants”) issued to certain investors in a private placement transactions which closed on October 1, 2025 (the “Series E PIPE Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on October 21, 2025 are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of Onconetix stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of Onconetix for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

The existence of any financial and personal interests of one or more of Onconetix’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Onconetix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of Onconetix’s Directors and Executive Officers in the Proposals” in the accompanying proxy statement for a further discussion of this issue.

Assuming a quorum is present at the Annual Meeting, (i) approval of the Director Election Proposal will be determined by a plurality vote and (ii) the other proposals require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by proxy over the internet using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Common Stock at the Annual Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Onconetix stockholders entitled to vote at the Annual Meeting will be available at Onconetix’s headquarters during regular business hours for examination by any Onconetix stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting. The stockholder list will also be available for examination during the Annual Meeting.

PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, VIA THE ANNUAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, THE SHARE EXCHANGE AGREEMENT, THE PMX TRANSACTION, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.

By Order of the Board,

/s/ Karina M. Fedasz
Karina M. Fedasz
Interim Chief Executive Officer and Interim Chief Financial Officer
Onconetix, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

This proxy statement is dated November 10, 2025 and is first being mailed to the stockholders of Onconetix on or about November 11, 2025.

i

REFERENCES TO ADDITIONAL INFORMATION

The accompanying proxy statement incorporates important business and financial information about Onconetix from other documents that Onconetix has filed with the U.S. Securities and Exchange Commission (“SEC”) and that are not contained in and are instead incorporated by reference in the accompanying proxy statement. For a list of documents incorporated by reference in the accompanying proxy statement, see “Where You Can Find More Information.” This information is available for you, without charge, to review through the SEC’s website at www.sec.gov.

You may request a copy of the accompanying proxy statement, any of the documents incorporated by reference in the accompanying proxy statement or other information filed with the SEC by Onconetix, without charge, by written request directed to the following contact:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer

Email: kfedasz@onconetix.com
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

In order for you to receive timely delivery of the documents in advance of the annual meeting of Onconetix stockholders to be held on December 5, 2025, which is referred to as the “Annual Meeting,” you must request the information no later than December 2, 2025.

If you have any questions about the Annual Meeting or need to obtain a proxy card or other information, please contact Onconetix’s proxy solicitor at:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

The contents of the websites of the SEC, Onconetix, Proteomedix or any other entity are not incorporated in the accompanying proxy statement. The information about how you can obtain certain documents that are incorporated by reference in the accompanying proxy statement at these websites is being provided only for your convenience.

FREQUENTLY ASKED QUESTIONS

The following questions and answers briefly address some questions that you, as an Onconetix stockholder, may have regarding the matters being considered at the Annual Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. See “Summary” for a summary of important information regarding the Annual Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference in, this proxy statement. You may obtain the information incorporated by reference in this proxy statement, without charge, by following the instructions in the section titled “Where You Can Find More Information.”

Why am I receiving this proxy statement?

We sent you this proxy statement because our Board is soliciting your proxy to vote at the Annual Meeting that Onconetix is holding to seek stockholder approval on certain matters described in further detail herein. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

What is being voted on?

You are being asked to vote on five proposals:

1.	To re-elect Thomas Meier and elect Sarah Romano (the “Director Nominees”) to serve as Class I directors on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 4,424,080 shares of the Company’s Common Stock, par value $0.00001 par value (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series D Preferred Stock, par value $0.00001 per share (“Series D Preferred Stock”) and up to 4,362,827 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series D Warrants”) issued to certain investors in a private placement transactions which closed on September 22, 2025 (the “Series D PIPE Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 2,025,223 shares of the Company’s Common Stock, subject to adjustment, upon conversion of the Company’s Series E Preferred Stock, par value $0.00001 per share (“Series E Preferred Stock”) and up to 2,025,223 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series E Warrants”) issued to certain investors in a private placement transactions which closed on October 1, 2025 (the “Series E PIPE Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about November 11, 2025, we will begin mailing our proxy materials, including the Notice of the Annual Meeting, this proxy statement, the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), a voting instruction form and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”).

When and where will the Annual Meeting take place?

The Annual Meeting will be held on December 5, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on October 21, 2025, which we refer to as the “record date.”

Who is entitled to vote at the Annual Meeting?

All holders of record of shares of Common Stock who held shares at the close of business on October 21, 2025, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting. Attendance at the Annual Meeting is not required to vote. See below and the section titled “The Annual Meeting - Methods of Voting” for instructions on how to vote without attending the Annual Meeting.

Does my vote matter?

Yes, your vote is very important, regardless of the number of shares that you own.

How does the Onconetix Board recommend that I vote at the Annual Meeting?

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the proposals.

Why should I vote for the Director Election Proposal?

Dr. Thomas Meier has served as a member of our Board of Directors since February 1, 2024. Dr. Meier is an internationally recognized scientist with extensive experience in clinical research related to orphan diseases. The Board believes that Dr. Meier’s background as a life sciences and biotechnology entrepreneur, executive manager, and board member provides valuable expertise and strategic insight to the Company’s operations. Ms. Sarah Romano is an experienced public company chief financial officer and certified accountant. The Board believes that Ms. Romano’s substantial financial acumen and public company experience contribute meaningful oversight and guidance to the Board and the Audit Committee.

Why should I vote for the either the Series D or the Series E PIPE Proposal?

We are subject to the Nasdaq Rules because our Common Stock is currently listed on the Nasdaq Capital Market.

Pursuant to Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

The shares issuable upon conversion or exercise, as the case may be, of the Series D Preferred Stock, Series D Warrants, Series E Preferred Stock and/or Series E Warrants would result in the issuance of more than 20% of the voting power and the number of shares of Common Stock outstanding as of the issuance of the Series D Preferred Stock, Series D Warrants, Series E Preferred Stock and/or Series E Warrants. As a result of the foregoing, in accordance with Nasdaq Rule 5635(a), each of the Series D Certificate of Designation, the Series E Certificate of Designation, the Series D Warrants and the Series E Warrants provide that the applicable Series D PIPE Securities and/or the applicable Series E PIPE Securities will not be convertible or exercisable, as the case may be, into Common Stock at certain adjusted conversion prices and exercises prices, as the case may be, until such time as we obtain stockholder approval for their issuance, as discussed in “Proposal 2: Series D PIPE Proposal.” And “Proposal 3: Series E PIPE Proposal.”

If stockholders do not approve the Series D PIPE Proposal and/or the Series E PIPE Proposal, the Company will not be able to honor any conversions or exercises, as the case may be, of Series D Preferred Stock, Series D Warrants, Series E Preferred Stock and/or Series E Warrants, respectively, at certain adjusted conversion prices and/or exercise prices, as the case may be. Furthermore, the inability to exercise the Series D Warrants and Series E Warrants at adjusted exercise prices may impact whether we will receive net proceeds of any cash exercises of such warrants. This may materially impact our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would significantly and adversely affect our stockholders.

Why should I vote for the Auditor Ratification Proposal?

MaloneBailey has served as the Company’s independent registered public accounting firm since February 2025. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we advance our business plan.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved, the Onconetix Board may not be able to adjourn the Annual Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal.

What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.

How many votes do I have at the Annual Meeting?

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were 1,555,010shares of Common Stock outstanding.

How many votes can be cast by all stockholders?

There were 1,555,010 shares of our Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Annual Meeting. Other Company stock that is outstanding, namely, shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are not entitled to vote on the matters being considered at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is the minimum number of shares required to be represented, either through attendance or through representation by proxy, to hold a valid meeting.

The holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

Since the Auditor Ratification Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on such proposal.

How can I vote my shares at the Annual Meeting?

If on October 21, 2025 your shares were registered directly in your name with Onconetix’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

If on October 21, 2025, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Even if you plan to attend the Annual Meeting, Onconetix recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Annual Meeting.

For additional information on attending the Annual Meeting, see the section titled “The Annual Meeting.”

How can I vote my shares without attending the Annual Meeting?

Whether you hold your shares directly as a stockholder of record of Onconetix or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting.

If you are a stockholder of record, you can vote by proxy:

●	by Internet 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 4, 2025. (have your proxy card in hand when you visit the website); or

●	by completing and mailing your proxy card in accordance with the instructions provided on the proxy card.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on December 4, 2025.

For additional information on voting procedures, see the section titled “The Annual Meeting.”

What stockholder vote is required for the approval of each proposal at the Annual Meeting?

Approval of the Director Election Proposal will be determined by a plurality vote.

All of the other proposals require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

What is a “broker non-vote?”

Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All proposals other than the Auditor Ratification Proposal are “non-routine” matters.

A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions. The Auditor Ratification Proposal is the only matter for which Onconetix expects there to be broker non-votes.

What will happen if I fail to vote or abstain from voting on each proposal at the Annual Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares outstanding or present in person or represented by proxy and entitled to vote at the annual meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Onconetix, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Annual Meeting. You may also grant a proxy directly to Onconetix, or to a third party to vote your shares at the Annual Meeting.

If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.

In order to attend and vote at the Annual Meeting, you should follow the voting instructions provided by your bank, broker or other nominee. If you hold your shares of Common Stock through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares of Common Stock are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on December 4, 2025.

If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

No. Your bank, broker or other nominee will only be permitted to vote your shares of Common Stock at the Annual Meeting if you instruct your bank, broker, or other nominee. You should follow the procedures provided by your bank, broker, or other nominee regarding the voting of your shares. Banks, brokers, and other nominees who hold shares of Common Stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters, which includes all proposals other than the Auditor Ratification Proposal. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares on such proposals.

What should I do if I receive more than one set of voting materials for the Annual Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Annual Meeting.

Record Holders. For shares held directly, please vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.

Shares Held in “Street Name.” For shares held in “street name” through a bank, broker, or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.

If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Annual Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.

For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Onconetix Board, “FOR” each of the proposals.

Can I change my vote after I have submitted my proxy?

Any Onconetix stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Annual Meeting by doing any of the following:

●	subsequently submitting a new proxy for the Annual Meeting that is received by the deadline specified on the accompanying proxy card;

●	giving written notice of your revocation to Onconetix’s Corporate Secretary; or

●	attending and voting at the Annual Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Annual Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Annual Meeting. See the section titled “The Annual Meeting - Revocability of Proxies.”

If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results for the Annual Meeting are expected to be announced at the Annual Meeting. In addition, within four Business Days following certification of the final voting results, Onconetix will file the final voting results of the Annual Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Do Onconetix stockholders have dissenters’ or appraisal rights?

The stockholders of Onconetix are not entitled to appraisal rights in connection with the proposals at the Annual Meeting under Delaware law.

What happens if I sell my shares of Common Stock after the record date but before the Annual Meeting?

The record date is earlier than the date of the Annual Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

Who will solicit and pay the cost of soliciting proxies?

Onconetix has engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. Onconetix estimates that it will pay Alliance Advisors a fee of approximately $15,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Onconetix also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Onconetix directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

What should I do now?

You should read this proxy statement carefully and, in its entirety, including the annexes. Then, you may vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

How can I find more information about Onconetix?

You can find more information about Onconetix from various sources described in the section titled “Where You Can Find More Information.”

Whom do I call if I have questions about the Annual Meeting?

If you have questions about the Annual Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Onconetix’s proxy solicitor:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding our executive officers, directors and director nominee as of the Record Date:

Name	Age	Position(s)
Executive Officers and Directors
Karina Fedasz	52	Interim Chief Executive Officer, Interim Chief Financial Officer
Non-Employee Directors
Andrew Oakley	62	Non-Executive Chairman
Simon Tarsh	63	Director
Timothy Ramdeen	33	Director
Sarah Romano	45	Director Nominee
Thomas Meier	62	Director

Executive Officers and Directors

Executive Officers, Directors and Director Nominee

Karina Fedasz

Karina Fedasz was appointed Interim Chief Financial Officer of the Company effective June 10, 2024 and Interim Chief Executive Officer of the Company effective April 2, 2025. Ms. Fedasz has helped companies raise capital, model and forecast business, manage cash flow and conduct mergers and acquisitions. She is a dynamic, data-driven executive with a bold, high-growth mindset. From January 2023 to June 2024, Ms. Fedasz worked with various clients, including a not-for-profit and an early-stage artificial intelligence and data-driven health and wellness tracker. From February 2022 to December 2022, Ms. Fedasz served as Head of Business Development for Evofem Biosciences, a Nasdaq-listed public biotech company developing innovative products for women's health. From August 2019 to October 2021, Ms. Fedasz served in various positions of increasing responsibility, including Chief Financial Officer, at IDW Media Holdings, a micro-cap media company, where she managed the company's initial public offering. From April 2018 to August 2019, Ms. Fedasz served as Chief Financial Officer of MOCEAN, an integrated agency for entertainment, gaming, and brands. Ms. Fedasz's breadth of experience has seen her lead teams in media, technology, services, manufacturing, and education, and she has worked with companies whose clients and customers include Fortune 500 companies such as Netflix, Disney, Amazon, Apple, Activision, and EA. Ms. Fedasz received an MBA with an emphasis in finance from Columbia Business School and a BA from University California at Los Angeles (UCLA). She holds an inactive CPA in the state of California.

Non-Executive Directors

Andrew Oakley, our Non-Executive Chairman since February 2025, is an experienced pharmaceutical and biotech industry professional. Previously, he held CFO positions at listed pharmaceutical companies Autolus Therapeutics plc (NASDAQ: AUTL) from 2018 to 2022 and Sosei Group (TSE:4565) from 2017 to 2018, as well as Vectura Group plc (LSE: VEC) and Actelion Ltd, where he led the finance function for over a decade. Additionally, he is a board member at a number of privately held Biotech companies. Mr. Oakley holds a Bachelor of Economics Degree from Macquarie University and an MBA from London Business School and has been a Member of the Australian Institute of Chartered Accountants since 1987. Mr. Oakley is qualified to serve on our Board due to his extensive experience as a senior finance executive in the pharmaceutical and biotechnology industries, his comprehensive knowledge of financial reporting, capital markets, and corporate governance matters applicable to publicly traded companies, and his demonstrated ability to provide strategic oversight and guidance to management teams of global life sciences organizations.

Simon Tarsh, one of our directors since August 2022, has more than 40 years of financial experience, working in both the UK and the U.S. He has recently retired from Deloitte Consulting LLP, where he was a Senior Managing Director in Finance and Enterprise Performance Practice, where he had served global clients since 2007. He led a growing global practice focused around Operational Transformation, including supporting Carve Out transactions, joint ventures and hybrid structures, both in the US and in international locations, such as India, China, Eastern Europe and Latin America. He supported high growth companies with their finance operations as they globalized, and was able to advise them on their expansion, while balancing growth with appropriate controls. Prior to moving to the United States in 2007, Mr. Tarsh’s consulting career began with PA Consulting Group, London in 1988, where he was elected as a Partner in 1997, and he built ISG’s business process outsourcing advisory practice in Europe between 2001 and 2006. Mr. Tarsh’s early career was in finance, working with Marathon Oil and Dow Chemical, and during this period, he qualified as a Chartered Accountant. Mr. Tarsh received a Bachelor of Science undergraduate degree in Business and Administration from the University of Salford, Manchester, UK in 1981, and an MBA from City University Business School, London, UK in 1988. He is a Fellow of the Chartered Institute of Management Accountants (1984), which is considered as a CPA equivalent. Mr. Tarsh’s deep financial experience at Deloitte Consulting LLP for fifteen years offers valuable insights to our Board, particularly given the enhanced accounting rules and regulations affecting public companies.

Timothy Ramdeen, one of our directors since January 2023, has nearly a decade of experience in private equity and hedge fund investing, capital markets, and company formation. Since June 2022, Mr. Ramdeen has been founder and managing partner of Dharma Capital Advisors, an investment and advisory firm focused on early-stage private and public companies. From March 2021 to March 2022, Mr. Ramdeen was co-founder, chief investment officer, and portfolio manager at Sixth Borough Capital Management, a multi-stage, event-driven hedge fund focused on both private and public equities. Since 2022, Mr. Ramdeen has been the co-founder of Amplexd Therapeutics, which is a women’s health/biotechnology company focused on providing low-cost, effective, safe and accessible treatments for early cervical and HPV-related cancers worldwide. Mr. Ramdeen also serves as a corporate advisor/board member to multiple early-stage companies and investment funds. Previously, Mr. Ramdeen was the fifth hire at Altium Capital Management (“Altium”), a healthcare-focused investment firm, where from July 2019 to March 2021 he served as the sole investment analyst on the private capital markets/special situations desk (privately-negotiated financings, direct investments, event-driven long/short, and private to public investments in micro and small-cap companies). During his tenure at Altium, Mr. Ramdeen was instrumental in co-creating the firm’s SPAC and reverse merger investment efforts and establishing extensive relationships with sell-side constituents, buy-side counterparts, and hundreds of private and publicly traded companies across biotechnology, therapeutics, healthcare services, medical devices and medtech. From 2017 to 2018, Mr. Ramdeen worked for Brio Capital Management, an event-driven hedge fund focused on small and micro cap equities. Mr. Ramdeen received his B.S. in Biology from Temple University, where he conducted scientific research across neurology, oncology, and developmental biology. In addition, Mr. Ramdeen earned his MBA in Finance from NYU Stern School of Business. Mr. Ramdeen brings to our Board extensive experience in capital advisement and company development, specifically within the life science industry and for publicly traded companies.

Thomas Meier, one of our directors since February 1, 2024, has close to 25 years’ experience as a life-science and biotech entrepreneur, executive manager, and board member. Since June 2022, Dr. Meier has served as Chairman of, and member of the Audit and Compensation Committees of, Santhera Pharmaceuticals Holding AG (SIX: SANN), a publicly listed Swiss specialty pharmaceutical company focused on the development and commercialization of innovative medicines for rare neuromuscular and pulmonary diseases. Dr. Meier has served on the board of Santhera since 2017 and stepped down as the company’s CEO in November 2019 after having served 15 years as executive manager, the last 8 years as CEO. In 2020, Dr. Meier became managing partner of Viopas Venture Consulting GmbH, a Swiss consultancy and advisory firm for the healthcare industry. Since 2020, Dr. Meier has served as a board member of Novaremed AG, a privately held Swiss company developing innovative treatment options for the management of chronic pain and alternatives to opioids. Dr. Meier has served on Novaremed’s Audit Committee since October 2021 and became Executive Chairman of the company in January 2024. Since January 2022, Dr. Meier also serves on the board of Visgenx Inc. (USA). In September 2021, he co-founded SEAL Therapeutics AG, a privately owned Swiss gene therapy company for which he also serves as Chairman. Between July 2020 and November 2021, he served as Chairman of privately held Pharmabiome AG (Switzerland). Dr. Meier has a PhD in Biology and qualified as lecturer in neurosciences at the Biozentrum, University of Basel (Switzerland). Dr. Meier brings to our board experience as an internationally recognized scientist with track record in clinical research of orphan diseases.

Non-Executive Director Nominee

Sarah Romano has served as Chief Financial Officer and Treasurer of Vicarious Surgical Inc. (NYSE: RBOT), surgical robotics company, since April 2025. Ms. Romano previously served as the Chief Financial Officer of Entero Therapeutics, Inc. (Nasdaq: ENTO) (formerly First Wave BioPharma Inc.), a clinical-stage biopharmaceutical company specializing in the development of targeted, orally delivered therapies for gastrointestinal diseases, from March 2022 to March 2025. She previously served as Chief Financial Officer of Kiora Pharmaceuticals, Inc. (Nasdaq: KPRX) (formerly EyeGate Pharmaceuticals, Inc.), a clinical-stage specialty pharmaceutical company developing products for treating ophthalmic diseases, from February 2017 through February 2022, and as its Corporate Controller from August 2016 to January 2017. Before that, Ms. Romano served as Assistant Controller at TechTarget, Inc. from June 2015 through August 2016. Ms. Romano holds a Bachelor of Arts in Accounting from College of the Holy Cross and a Master of Accounting from Boston College. The Board believes that Ms. Romano’s extensive experience leading the finance functions of multiple Nasdaq-listed companies, together with her background as a public company Chief Financial Officer and Treasurer, provides valuable financial, accounting, and capital markets expertise to the Board.

Board of Directors and Corporate Governance

General

Our business and affairs are organized under the direction of our Board, which currently consists of four members. Our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Our directors are divided among the three classes as follows:

●	the Class I directors are Simon Tarsh and Thomas Meier, and their term will expire at this Annual Meeting;

●	the Class II director is Andrew Oakley, and his term will expire at our 2026 annual meeting of stockholders; and

●	the Class III director is Timothy Ramdeen, and his term will expire at our 2027 annual meeting of stockholders.

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Our directors hold office until the earlier of their death, resignation, removal, or disqualification, or until their successors have been elected and qualified. Our board of directors does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of our Board should be separate. The primary responsibilities of our Board are to provide oversight, strategic guidance, counselling, and direction to our management.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Directors and Executive Officers Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board. Nominees for director will be selected on the basis of, among other things, leadership experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. The Nominating & Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Committees of the Board

Our Board has established three standing committees-audit, compensation and nominating and corporate governance-each of which operates under a charter that has been adopted by our Board. Copies of each committee’s charter are posted on the “Investor Relations” section of our website, which is located at https://onconetix.com/corporate-governance/governance-overview. Each committee has the composition and responsibilities described below. Our Board may from time to time establish other committees.

Audit Committee

Our audit committee (“Audit Committee”) consists of Simon Tarsh, who is the chair of the committee, Timothy Ramdeen, and Andrew Oakley. Our Board has determined that each of the members of our Audit Committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

●	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls;

●	reviewing and approving, in accordance with the Company’s policies, any related party transaction as defined by applicable rules and regulations

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

If elected, the Board intends to appoint Sara Romano to the Audit Committee. The Board has determined that each of Simon Tarsh and Sarah Romano qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, the Board has considered each of Mr. Tarsh’s and Ms. Romano’s extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee during the fiscal year ended December 31, 2024.

Compensation Committee

Our compensation committee (“Compensation Committee”) consists of Thomas Meier, who is the chair of the committee, Andrew Oakley, and Timothy Ramdeen. Our board of directors has determined that each of the members of our Compensation Committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	reviewing, modifying, and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

●	reviewing and approving the compensation, the performance goals, and objectives relevant to the compensation, and other terms of employment of our executive officers;

●	reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending, or terminating existing plans and programs;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

●	preparing the report that the SEC requires in our annual proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee (“Nominating Committee”) consists of Timothy Ramdeen, who is the chair of the committee, and Andrew Oakley. Our Board has determined that each of the members of this committee satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	identifying, reviewing, and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

●	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

●	evaluating, nominating, and recommending individuals for membership on our board of directors; and

●	evaluating nominations by stockholders of candidates for election to our board of directors.

Board Leadership Structure

Our board of directors is free to select the Chairman of the board of directors and the Chief Executive Officer in a manner that it considers to be in the best interests of our company at the time of selection. Currently, Karina Fedasz serves as our Interim Chief Executive Officer and Interim Chief Financial Officer and Andrew Oakley serves as our Chairman of the Board and Lead Independent Director. Our Lead Independent Director presides at executive sessions, provides input on meeting agendas, and serves as liaison between the independent directors and management .All four members of our board of directors and our director nominee have been deemed to be “independent” by the board of directors, which we believe provides sufficient independent oversight of our management.

Our board of directors, as a whole and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chief Executive Officer, who reports directly to the board of directors and supervises day-to-day risk management.

Role of Board in Risk Oversight Process

We face a number of risks, including those described under the caption “Risk Factors” contained elsewhere in this proxy statement/prospectus. Our board of directors believes that risk management is an important part of establishing, updating, and executing our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our Company. Our board of directors focuses its oversight on the most significant risks facing us and, on our processes to identify, prioritize, assess, manage, and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Our board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. Our Audit Committee oversees management of financial risks; our board regularly reviews information regarding our cash position, liquidity, and operations, as well as the risks associated with each. The board regularly reviews plans, results and potential risks related to our product offerings, growth and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of our directors virtually attended our 2024 annual meeting of stockholders held on September 5, 2024.

Number of Meetings

During the fiscal year ended December 31, 2024, our Board met eighteen times, the audit committee met five times, the compensation committee met four times, and the nominating and corporate governance committee met two times. In the fiscal year ended December 31, 2024, each of our directors attended at least 75% of the meetings of the Board and committees on which he served as a member.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is posted on our website at www.onconetix.com. We expect that any amendments or waivers to the code that are required by law or Nasdaq Marketplace Rules will be disclosed on our website.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is filed as an exhibit to our most recent Annual Report on Form 10-K and is incorporated herein by reference.

Compensation Recovery Policy

On January 17, 2024, our Board adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board or, if so designated by the Board, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

The individuals covered by the policy (the “Covered Executives”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us.

The policy covers our recoupment of “Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive-Based Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any excess incentive compensation (as determined by our Board or Compensation Committee) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our clawback does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to the registration statement filed on October 8, 2021 and is incorporated herein by reference.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Interim Chief Executive Officer, Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, OH. The Interim Chief Executive Officer will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2024, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2024, except that due to an administrative oversight, a Form 4 was not timely filed to report a transaction that occurred in December 2024 by each of Christian Brühlmann and Ralph Schiess.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2024 and 2023. Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal year ended December 31, 2024; (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended December 31, 2024, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2024 and (iii) up to two of our most highly compensated executive officers other than our Chief Executive Officer who served as executive officers during the fiscal year ended December 31, 2024 but not at the end of the fiscal year ended December 31, 2024 whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Ralph Schiess(2)	2024	265,176	40,000	(3)	-	-	-		305,176
Former Interim Chief Executive Officer and Former Chief Science Officer	2023	11,228	94,317		-	-	-		105,545

Neil Campbell (4)	2024	5,481	-		-	-	158,333	(5)	163,814
Former Chief Executive Officer	2023	114,792	75,000		-	186,377	-		376,169

Bruce Harmon (6)	2024	166,491	-		-	-	66,153	(7)	232,644
Former Chief Financial Officer	2023	78,542	24,375		-	62,126	-		165,043

Christian Brühlmann (8)	2024	265,176	-		-	-	-		265,176
Former Chief Strategy Officer	2023	11,228	94,317		-	-	81,250		186,795

Karina Fedasz (9)	2024	197,125	-		-	-	-		197,125
Interim Chief Executive Officer and Interim Chief Financial Officer	2023	-	-		-	-	-		-

(1)	This figure represents the aggregate grant date fair value of stock-based awards granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included elsewhere in this proxy statement/prospectus. Does not include restricted stock units (“RSUs”) granted to Ralph Schiess and Christian Brühlmann, as such RSUs were granted in exchange for options to purchase shares of Proteomedix AG (“PMX”), pursuant to the Share Exchange Agreement, dated December 13, 2023, between the Company and PMX, and not as compensation for services rendered to the Company.
(2)	Mr. Schiess was appointed as Interim Chief Executive Officer on January 12, 2024 and as Chief Science Officer on December 15, 2023. His salary for 2023 is noted as pro-rata for such time as effective in 2023. The bonus for Mr. Schiess noted in 2023 is for the amount earned in 2023 but paid in full in 2024.
(3)	Mr. Schiess was awarded a bonus of $40,000 for his role as Interim Chief Executive Officer
(4)	Mr. Campbell was appointed by the Board to serve as Chief Executive Officer on October 4, 2023, and resigned on January 10, 2024.
(5)	Mr. Campbell received a severance payment of $158,333,
(6)	Mr. Harmon was appointed by the Board to serve as Chief Financial Officer on October 4, 2023 and resigned as Chief Financial Officer on June 8, 2024.
(7)	Mr. Harmon received a severance of $66,153 upon his resignation.
(8)	Mr. Brühlmann was appointed as Chief Strategy Officer on December 15, 2023. His salary for 2023 is noted as pro-rata for such time as effective in 2023. The bonus for Mr. Brühlmann noted in 2023 is for the amount earned in 2023 but paid in full in 2024.
(9)	Ms. Fedasz was appointed Interim Chief Financial Officer effective June 10, 2024 and Interim Chief Executive Officer effective April 2, 2025.

Employment Agreements of Named Executive Officers

Set forth below is a summary of many of the material provisions of the employment agreements with our named executive officers and other executive officers, of which summaries do not purport to contain all of the material terms and conditions of each such agreement.

Neil Campbell

In connection with Dr. Campbell’s appointment, the Company and Dr. Campbell entered into an employment agreement (the “Campbell Employment Agreement”), pursuant to which Dr. Campbell served as President and Chief Executive Officer of the Company and was paid a signing bonus of $75,000 and an annual base salary of $475,000. In addition, Dr. Campbell was entitled to receive, subject to employment by the Company on the applicable date of the bonus payout, an annual target discretionary bonus of up to 50% of his annual base salary, payable at the discretion of the Compensation Committee of the Board. Dr. Campbell was also eligible to receive healthcare benefits as may be provided from time to time by the Company to its employees generally, and to receive paid time off annually.

Pursuant to the Campbell Employment Agreement, Dr. Campbell was granted a long-term equity incentive grant in the form of an option to purchase 3% of the total outstanding shares of the Company’s common stock as of the Effective Date. Such award vests in quarterly increments over a period of three years from the Effective Date, subject to Dr. Campbell’s continued employment by the Company on the applicable vesting date. Dr. Campbell’s option grant has an exercise price per share equal to $0.4305, which was the closing price of the Company’s common stock on Nasdaq on the grant date.

Pursuant to the Campbell Employment Agreement, Dr. Campbell agreed to be bound by certain non-compete and non-solicitation covenants contained therein.

Effective as of January 10, 2024, Dr. Campbell resigned as President and Chief Executive Officer and a member of the Board. The Company entered into a Release of Claims with Dr. Campbell, pursuant to which Dr. Campbell received a severance payment of $158,333 in two equal payments.

Bruce Harmon

In connection with Mr. Harmon’s appointment, the Company and Mr. Harmon entered into an employment agreement (the “Harmon Employment Agreement”), pursuant to which Mr. Harmon will serve as Chief Financial Officer of the Company and will be paid an annual base salary of $325,000. In addition, Mr. Harmon is entitled to receive, subject to employment by the Company on the applicable date of bonus payout, an annual target discretionary bonus of up to 30% of his annual base salary, payable at the discretion of the Compensation Committee of the Board. Pursuant to the Harmon Employment Agreement, Mr. Harmon is also eligible to receive healthcare benefits as may be provided from time to time by the Company to its employees generally, and to receive paid time off annually.

Pursuant to the Harmon Employment Agreement, Mr. Harmon was granted a long-term equity incentive grant in the form of an option to purchase 1% of the total outstanding shares of the Company’s common stock as of the Effective Date. Such award vests in quarterly increments over a period of three years from the Effective Date, subject to Mr. Harmon’s continued employment by the Company on the applicable vesting date. Mr. Harmon’s option grant has an exercise price per share equal to $0.4305, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on the grant date.

Pursuant to the Harmon Employment Agreement, Mr. Harmon agreed to be bound by certain non-compete and non-solicitation covenants contained therein.

Mr. Harmon resigned as Chief Financial Officer of the Company effective as of June 8, 2024. On June 10, 2024, the Company entered into a Release Agreement with Mr. Harmon, which provides for two months of severance payment.

Christian Brühlmann

In November 2011, Christian Brühlmann entered into an employment agreement with Proteomedix (as amended, the “Brühlmann Employment Agreement”), pursuant to which Mr. Brühlmann serves as Chief Financial Officer of Proteomedix and was paid a base salary of 233,100 Swiss francs (“CHF”) in the fiscal year ended December 31, 2024. Mr. Brühlmann is also eligible to participate in the stock option plan sponsored by Proteomedix (the “PMX Option Plan”) and to receive accident insurance, sick pay insurance, a pension plan, and certain government-mandated child allowance benefits.

Pursuant to the Brühlmann Employment Agreement, Mr. Brühlmann agreed to be bound by certain non-compete and non-solicitation covenants contained therein.

The Brühlmann Employment Agreement may be terminated with notice in writing by either Proteomedix or Mr. Brühlmann. In the event of a change of control, either party must give twelve months’ notice, but for a period starting six months prior to and two years after a change of control becomes effective, Proteomedix must, upon request of Mr. Brühlmann, release him from his working obligations (“Garden Leave”) within 30 days after receipt of such request. During the Garden Leave, Mr. Brühlmann may enter into consulting arrangements and accept board positions, provided that Mr. Brühlmann’ statutory and contractual confidentiality, non-competition and non-solicitation obligations remain unchanged and in effect. If the termination of the Brühlmann Employment Agreement is for any other reason than a change of control, then either party must give five months’ notice.

On February 18, 2025, Christian Brühlmann resigned from his position as Chief Strategy Officer of the Company, effective immediately. Mr. Brühlmann remained in his position as Chief Business Officer of Proteomedix AG until June 30, 2025.

Ralph Schiess

In November 2011, Ralph Schiess entered into an employment agreement with Proteomedix (as amended, the “Schiess Employment Agreement”), pursuant to which Dr. Schiess serves as Chief Executive Officer of Proteomedix and was paid a base salary of CHF 233,100 in the fiscal year ended December 31, 2023. Dr. Schiess is also eligible to participate in the PMX Option Plan and to receive accident insurance, sick pay insurance, a pension plan, and certain government-mandated child allowance benefits. Dr. Schiess received a bonus of CHF 90,804 for 2023.

Pursuant to the Schiess Employment Agreement, Dr. Schiess agreed to be bound by certain non-compete and non-solicitation covenants contained therein.

The Schiess Employment Agreement may be terminated with notice in writing by either Proteomedix or Dr. Schiess. In the event of a change of control, either party must give twelve months’ notice, but for a period starting six months prior to and two years after a change of control becomes effective, Proteomedix must, upon request of Dr. Schiess, must provide Garden Leave within 30 days after receipt of such request. During the Garden Leave, Dr. Schiess may enter into consulting arrangements and accept board positions, provided that Dr. Schiess’ statutory and contractual confidentiality, non-competition and non-solicitation obligations remain unchanged and in effect. If the termination of the Schiess Employment Agreement is for any other reason than a change of control, then either party must give five months’ notice.

On January 17, 2024, Ralph Schiess was appointed as Interim Chief Executive Officer of Onconetix. On February 24, 2025, Dr. Schiess resigned from his positions as the Interim Chief Executive Officer and Chief Science Officer of the Company, effective immediately, and from his position as Chief Executive Officer of Proteomedix, effective May 31, 2025.

Karina Fedasz

On June 10, 2024, the Company appointed Karina M. Fedasz as Interim Chief Financial Officer of the Company, effective immediately. In connection with Ms. Fedasz’s appointment as Interim Chief Financial Officer, on June 10, 2024, the Company and Ms. Fedasz entered into a consulting agreement (the “Fedasz Consulting Agreement”), pursuant to which Ms. Fedasz will serve as Interim Chief Financial Officer of the Company and will be paid $15,000 per month for up to 80 hours of monthly service to the Company and will provide signatory services for $2,500 per month. The Fedasz Consulting Agreement is for a term of one year, subject to early termination by either party upon thirty (30) days’ written notice.

On April 2, 2025, Ms. Fedasz was appointed Interim Chief Executive Officer of the Company. No additional compensation was granted in connection with this appointment.

Potential Payments Upon Termination or Change-in-Control

See “Employment Agreements of Named Executive Officers” above.

Outstanding Equity Awards at Fiscal Year-End

None of our named executive officers had any outstanding equity incentive plan awards as of December 31, 2024.

Director Compensation

The Board has approved cash and equity compensation of directors, such that we pay each of our non-employee directors an annual cash retainer for service on the Board and for service on each committee on which the director is a member. The chair of each committee receives an additional annual retainer for such service. All retainers are payable in arrears in four equal quarterly installments. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Annual Board Service Retainer
All non-employee directors	$45,000
Annual Committee Member Service Retainer
Member of the Audit Committee	$10,000
Member of the Compensation Committee	$7,500
Member of the Nominating and Corporate Governance Committee	$5,000
Annual Committee Chair Service Retainer
(in addition to Committee Member Service Retainer above):
Chair of the Audit Committee	$15,000
Chair of the Compensation Committee	$7,500
Chair of the Nominating and Corporate Governance Committee	$5,000

On July 12, 2025, Andrew Oakley was appointed as Lead Independent Director of Onconetix, with a monthly fee of $36,000 per month.

Additionally, each non-director will receive an annual grant of restricted stock awards equal to 0.04% of the shares of Common Stock outstanding as of the date of the Company’s annual meeting, such restricted stock vesting approximately one year from the grant dates and upon the director’s death or disability or upon a change of control of the Company.

Our Compensation Committee will continue to review and make recommendations to the Board regarding compensation of directors, including equity-based plans. We will reimburse our non-employee directors for reasonable travel expenses incurred in attending board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2024:

	Fees Earned or Paid In Cash		Stock Awards		Option Awards	All Other Compensation		Total
Name	($)		($)(1)		($)(1)	($)		($)
Thomas Meier	11,250	(2)	5,120	(3)	-	40,067	(4)	56,437
Timothy Ramdeen	72,500	(5)	5,120	(3)	-	-		77,620
James Sapirstein(9)	176,250	(6)	5,120	(11)	-	-		181,370
Ajit Singh(10)	45,000	(2)	5,120	(7)	-	-		50,120
Simon Tarsh	82,500	(8)	5,120	(3)	-	-		87,620

(1)	This figure represents the aggregate grant date fair value of stock-based awards granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included elsewhere in this proxy statement/prospectus.
(2)	Represents fees earned for serving as a member of the Board.
(3)	These directors were each granted 39 shares of restricted stock on September 26, 2024, which vest on August 31, 2026. All such shares are unvested and remain outstanding as of December 31, 2024.
(4)	Represents fees earned for serving as a seller’s representative in connection with the PMX merger.
(5)	Represents fees earned by Mr. Ramdeen, for serving as a member of the Board, Audit Committee, and Compensation Committee, as well as Chairman of the Nominating Governance Committee.
(6)	Represents fees earned by Mr. Sapirstein, for serving as a member of the Board, Audit Committee, and Nominating Governance Committee, as well as Chairman of the Compensation Committee, totaling $75,000. This figure also includes $101,250 of fees earned by Mr. Sapirstein for his role as Lead Independent Director and non-executive Chairman of the Board.
(7)	Mr. Singh was granted 39 shares of restricted stock, which were scheduled to vest on August 31, 2025, but were forfeited when he resigned on August 10, 2025. All such shares were unvested and outstanding as of December 31, 2024.
(8)	Represents fees earned by Mr. Tarsh for serving as a member of the Board, Compensation Committee, and Nominating Governance Committee, as well as Chairman of the Audit Committee.
(9)	As of March 28, 2025, James Sapirstein resigned as Executive Chairman and a member of the Board and as a member of the Board.
(10)	As of August 10, 2025, Ajit Singh resigned as a member of the Board.
(11)	Mr. Sapirstein was granted 39 shares of restricted stock, which were scheduled to vest on August 31, 2025, but were forfeited when he resigned on March 28, 2025. All such shares were unvested and outstanding as of December 31, 2024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2024, regarding our common stock that may be issued under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) and the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). On June 13, 2025, the Company effected a reverse stock split of all shares of its issued and outstanding Common Stock at a ratio of one-for-eighty-five (1:85). The numbers shown reflect numbers on a post-split basis.

Plan category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by stockholders
2019 Plan (1)	-		-	-	(1)(2)
2022 Plan (3)	162	(4)	$13,258.74	719,660	(4)
Total	162	(4)	$13,258.74	719,660	(4)

(1)	The 2019 Plan permits grants of equity awards to employees, directors, consultants, and other independent contractors. Our board of directors and stockholders have approved a total reserve of 412 shares for issuance under the 2019 Plan.
(2)	Once the 2022 Plan became effective, no further grants were made under the 2019 Plan and all shares that remained available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan became effective were rolled over into the 2022 Plan.
(3)	The 2022 Plan permits grants of equity awards to employees, directors, consultants, and other independent contractors. Our board of directors and stockholders have approved a total reserve of 17,058 shares for issuance under the 2022 Plan, of which 8,467 are remaining.
(4)	On June 13, 2025, the Company effected a reverse stock split of all shares of its issued and outstanding Common Stock at a ratio of one-for-eighty-five (1:85). The numbers shown reflect numbers on a post-split basis.

2022 Equity Incentive Plan

Our board of directors adopted, and our stockholders approved, our 2022 Plan effective upon the completion of our initial public offering. Our 2022 Plan is a successor to and continuation of our 2019 Plan. Our 2022 Plan became effective on the date of the completion of our initial public offering. Once the 2022 Plan became effective, no further grants will be made under the 2019 Plan.

Awards. Our 2022 Plan provides for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, or the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2022 Plan was 470 shares of our common stock, which is the sum of (i) 58 new shares, plus (ii) an additional number of shares not to exceed 411 (calculated after giving effect to reverse stock splits to date, consisting of (A) shares that remain available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan becomes effective and (B) shares of our common stock subject to outstanding stock options or other stock awards granted under our 2019 Plan that, on or after the 2022 Plan becomes effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

On August 22, 2022, at the Company’s 2022 annual meeting of stockholders, the Company’s stockholders approved an additional 294 shares of common stock that may be issued under the 2022 Plan. On May 31, 2023, at the Company’s 2022 annual meeting of stockholders, the Company’s stockholders approved an additional 162 shares of common stock that may be issued under the 2022 Plan. On September 5, 2024, at the Company’s 2024 annual meeting of stockholders, the Company’s stockholders approved an additional 16,132 shares of common stock that may be issued under the 2022 Plan.

The number of shares of common stock available for issuance under our 2022 Plan will be reduced by: one share for each share of common stock issued pursuant to a stock option or stock appreciation right with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or appreciation right on the grant date; and (ii) 1.20 shares for each share of common stock issued pursuant to any restricted stock unit or other “full value award.” The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2022 Plan is equal to the number of shares reserved under the 2022 Plan at any time.

Shares subject to stock awards granted under our 2022 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2022 Plan. Shares withheld under a stock award to satisfy the exercise, strike, or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our 2022 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares, (ii) to satisfy the exercise, strike or purchase price of an award or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2022 Plan. The number of shares available for issuance under our 2022 Plan will increase by 1.20 shares for each share subject to restricted stock units or other full value awards (not including stock options or stock appreciation rights) which are forfeited or reacquired for the reasons described in the preceding two sentences.

Plan Administration. Our Board of Directors has assigned the authority to administer the 2022 Plan to our Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. The Compensation Committee may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards and (ii) determine the number of shares subject to such stock awards. Under our 2022 Plan, our Compensation Committee has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options. ISOs and NSOs are granted under stock option agreements in a form approved by the Compensation Committee. The Compensation Committee determines the exercise price for stock options, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2022 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient approved by the Compensation Committee, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the Board of Directors.

Unless the Compensation Committee provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the Compensation Committee or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements in a form approved by the Compensation Committee. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Compensation Committee or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the Compensation Committee, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements in a form approved by the Compensation Committee. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The Compensation Committee determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements in a form approved by the Compensation Committee. The Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Compensation Committee. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.

The Compensation Committee determines the term of stock appreciation rights granted under the 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2022 Plan permits the grant of performance awards that may be settled in stock, cash, or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.

The performance goals may be based on any measure of performance selected by the board of directors or the Compensation Committee. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the board of directors at the time the performance award is granted, the board or Compensation Committee will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (xi) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.

Other Stock Awards. The Compensation Committee may grant other awards based in whole or in part by reference to our common stock. The Compensation Committee will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $150,000 in total value; provided that such amount will increase to $200,000 for the first year for newly appointed or elected non-employee directors.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2022 Plan in the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board or Compensation Committee at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued, or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the board of directors may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2022 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

2019 Equity Incentive Plan

Our board of directors adopted, and our stockholders approved our 2019 Equity Incentive Plan (the “2019 Plan”) in July 2019 for grants of awards to employees, directors, officers, and consultants of us or any of our subsidiaries. Once the 2022 Plan became effective, no further grants will be made under the 2019 Plan. However, the 2019 Plan will continue to govern the terms and conditions of the outstanding awards previously granted under the 2019 Plan.

Awards. Our 2019 Plan provides for the grant of stock awards (collectively, “Stock Awards”) to employees, directors, officers and consultants of us or any of our subsidiaries, consisting of (i) incentive stock options, (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code (the “Code”); (ii) nonstatutory stock options (“NSOs”); (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock unit awards, and (vi) other forms of awards.

Authorized Shares. Once the 2022 Plan became effective, no further grants were made under the 2019 Plan and all shares that remained available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan became effective were rolled over into the 2022 Plan.

Plan Administration. The 2019 Plan may be administered by our board of directors, and our board of directors may delegate such administration to a committee of the board of directors (as applicable, the “Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. Our board of directors may grant either incentive stock options, which must comply with Code Section 422, or non-qualified stock options. ISO’s may only be granted to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Our Administrator sets exercise prices and terms and conditions; except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant. Unless our Administrator determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, our board of directors determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which may not exceed 10 years) and other conditions on exercise. Pursuant to the 2019 Plan, we may only issue 35,000 ISOs.

Eligibility. Awards may be granted under the 2019 Plan to officers, employees, directors, officers and of us and our subsidiaries. Incentive stock options may be granted only to employees of us or our subsidiaries.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Our board of directors may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the discretion of our board of directors’ discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the board of directors. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the board of directors. Other stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the fair market value of the common stock at the time of grant) may be granted either alone or in addition to stock awards provided for under the 2019 Plan.

Stock Appreciation Rights. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date (the “grant price”. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a SAR cannot exceed 10 years.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares subject to the 2019 Plan, (ii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iii) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to Stock Awards under the 2019 Plan in the event of a corporate transaction (as defined in the 2019 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board at the time of grant.

In the event of a corporate transaction, the board of directors may take one of the following actions, contingent on the completion of the corporate transaction: (i) arrange for the surviving or acquiring corporation (or its parent company) to assume, continue or substitute the Stock Award for a similar stock award; (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the Stock Award to the surviving or acquiring corporation (or its parent company); (iii) accelerate the vesting (in whole or in part) of the Stock Award; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; (v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration that the Board; and (vi) make a payment equal to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable by such holder in connection with such exercise The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all participants. The Board may also take different actions with respect to the vested and unvested portions of a Stock Award.

Additionally, under the 2019 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as defined in the 2019 Plan) as may be provided in the Grant Agreement for such Stock Award or as may be provided in any other written agreement between the participant and the Company or any of its subsidiaries which may employ the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2019 Plan, subject to certain conditions, including that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2019 Plan.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information concerning the ownership of our common stock, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 1,550,010 shares of common stock outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

	Shares of Common Stock Owned
Name and Address of Beneficial Owner(1)	Number of Shares (2)		Percentage
Executive Officers and Directors
Simon Tarsh	659	(3)	*
Timothy Ramdeen	659	(4)	*
Thomas Meier	657	(5)	*
Karina M. Fedasz	-		-
Ralph Schiess	7,922	(6)	*	*
Christian Brühlmann	7,192	(7)	*	*
Andrew Oakley	638	(8)	*

All directors and named executive officers as a group (7 persons)	17,727		1%
5% Stockholders
Altos Venture AG	273,230	(9)	18%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.
(2)	On June 13, 2025, the Company effected a reverse stock split of all shares of its issued and outstanding Common Stock at a ratio of one-for-eighty-five (1:85). Amounts have been adjusted to reflect the reverse stock split.
(3)	Includes 658 restricted stock awards of which 658 do not vest until August 31, 2026 and 1fully vested option.
(4)	Includes 658 restricted stock awards of which 658 do not vest until August 31, 2026 and 1 fully vested option.
(5)	Includes 657 restricted stock awards of which 657 do not vest until August 31, 2026.
(6)	Dr. Schiess resigned as Chief Science Officer and Interim Chief Executive Officer on February 24, 2025.
(7)	Mr. Brühlmann resigned as Chief Strategy Officer on February 18, 2025.
(8)	Includes 638 restricted stock awards of which 638 do not vest until August 31, 2026.
(9)	Per to an Amendment to Schedule 13D filed on July 16, 2025, Altos Venture AG (“Altos”) is the beneficial owner of 273,230 shares of Common Stock. The address of Altos is Obertorweg 64, CH-4123, Allschwil, Switzerland.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following is a description of transactions since November 10, 2023 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 of one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive and Director Compensation.”

Debenture

On January 23, 2024, the Company issued a non-convertible debenture (the “Debenture”) in the principal sum of $5.0 million, in connection with a Subscription Agreement, to Altos Ventures, a stockholder of the Company. The Debenture has an interest rate of 4.0% per annum, and the principal and accrued interest are payable in full upon the earlier of (i) the closing under the Subscription Agreement and (ii) June 30, 2024. Additionally, the $5.0 million subscription amount under the Subscription Agreement shall be increased by the amount of interest payable under the Debenture.

Related party advances

During the year ended December 31, 2023, the Company’s Audit Committee completed a review of the Company’s expenses due to certain irregularities identified with regards to the related party balance. Based on the results of the review, it was determined that the Company paid and recorded within selling, general and administrative expenses, personal expenditures of the Company’s former CEO and an accounting employee who was also the former CEO’s assistant, during 2022 and during the first three quarters of 2023. The Company evaluated the receivable, which was approximately $363,000, after recording a recovery of approximately $159,000, and which represented the total of the items identified as personal in nature for which the Company did not anticipate recovery from the related party. During 2023, the Company recorded a corresponding reserve for the full amount, resulting in a net related party receivable balance of $0 as of December 31, 2023. There were no such transactions during the year ended December 31, 2024.

Lease Agreements

The Company entered into a short-term lease in Palm Beach, Florida with an unrelated party, with a commencement date of May 1, 2022, for approximately $14,000 per month. The lease, which was personally guaranteed by the Company’s former CEO, ended on April 30, 2023. During the year ended December 31, 2023, the Company incurred rent expense on this lease of approximately $51,000, and variable lease expense of approximately $4,000.

Consulting Agreement

On February 6, 2024, the Company appointed Thomas Meier, PhD, as a member of the Company’s board of directors. Dr. Meier provides consulting services to Proteomedix, through a consulting agreement that was effective January 4, 2024. The Company recorded approximately $58,000 in related expenses during the year ended December 31, 2024, of which approximately $11,000 is included in accrued expenses in the accompanying consolidated financial statements as of December 31, 2024.

On February 28, 2025, the Company and James Sapirstein entered into a consulting agreement, pursuant to which Mr. Sapirstein will be compensated on an hourly basis at a rate of $400 per hour for up to twenty hours per week. As of March 28, 2025, James Sapirstein resigned as Executive Chairman and a member of the Board.

THE ANNUAL MEETING

This proxy statement is being provided to Onconetix stockholders in connection with the solicitation of proxies by the Onconetix Board for use at the Annual Meeting and at any adjournments or postponements thereof. Onconetix stockholders are encouraged to read this entire document carefully, including its annexes and the documents incorporated by reference herein, for more detailed information regarding the share exchange agreement and the transactions contemplated thereby.

Date, Time and Place of the Annual Meeting

The Annual Meeting is scheduled to be held on December 5, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

Matters to Be Considered at the Annual Meeting

The purpose of the Annual Meeting is to consider and vote on each of the following proposals, each of which is further described in this proxy statement:

1.	To re-elect Thomas Meier and elect Sarah Romano (the “Director Nominees”) to serve as Class I directors on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 4,424,080 shares of the Company’s Common Stock, par value $0.00001 par value (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series D Preferred Stock, par value $0.00001 per share (“Series D Preferred Stock”) and up to 4,362,827 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series D Warrants”) issued to certain investors in a private placement transactions which closed on September 22, 2025 (the “Series D PIPE Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 2,025,223 shares of the Company’s Common Stock, subject to adjustment, upon conversion of the Company’s Series E Preferred Stock, par value $0.00001 per share (“Series E Preferred Stock”) and up to 2,025,223 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series E Warrants”) issued to certain investors in a private placement transactions which closed on October 1, 2025 (the “Series E PIPE Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal (the “Adjournment Proposal”).

Only business within the purposes described in the Annual Meeting notice may be conducted at the Annual Meeting.

Recommendation of the Onconetix Board

After careful consideration, the Onconetix Board unanimously recommends that Onconetix’s stockholders vote “FOR” each of the proposals.

Record Date for the Annual Meeting and Voting Rights

The record date to determine Onconetix stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof is October 21, 2025. At the close of business on the record date, there were 1,550,010 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. Only Onconetix stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

A complete list of Onconetix stockholders entitled to vote at the Annual Meeting will be available for inspection at Onconetix’s headquarters during regular business hours for a period of no less than 10 days before the Annual Meeting at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. The list of Onconetix stockholders entitled to vote at the Annual Meeting will also be made available for inspection during the Annual Meeting.

Quorum; Abstentions and Broker Non-Votes

A quorum of Onconetix stockholders is necessary to conduct business at the Annual Meeting. The presence in person or by proxy of the holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Shares of Common Stock present at the Annual Meeting or represented by proxy and entitled to vote, including shares for which an Onconetix stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. Since the Auditor Ratification Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank, or other nominee does not have instructions to vote on such proposal.

If a quorum is not present, the Annual Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.

Under Nasdaq rules, banks, brokers, or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. All proposals other than the Auditor Ratification Proposal are considered “non-routine” matters, and banks, brokers or other nominees will not have discretionary authority to vote on such matters before the Annual Meeting. As a result, Onconetix only expects broker non-votes with respect to the Auditor Ratification Proposal. If you hold your shares of Common Stock in “street name,” your shares will not be voted on any matter other than the Auditor Ratification Proposal unless you affirmatively instruct your bank, broker, or other nominee how to vote your shares in accordance with the voting instructions provided by your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker, or other nominee on how to vote. Brokers will not be able to vote on any of the non-routine proposals before the Annual Meeting unless they have received voting instructions from the beneficial owners.

Required Votes

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, if each of the nominees receives a single “FOR” vote, he will be elected as a director. Because the outcome of the Director Election Proposal will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal, assuming a quorum is present at the Annual Meeting.

Assuming a quorum is present at the Series D PIPE Proposal, the Series E PIPE Proposal and the Auditor Ratification Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. An Onconetix stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting will have no effect on such proposals, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.

Vote of Onconetix Directors and Executive Officers

As of October 21, 2025, the record date, Onconetix directors and executive officers and their affiliates beneficially owned and were entitled to vote in the aggregate 2,611 shares of Common Stock, which represented less than 1% of the Common Stock issued and outstanding on the record date. Onconetix currently expects that all Onconetix directors and executive officers will vote their shares “FOR” each of the proposals. See the section titled “Interests of Onconetix Directors and Executive Officers” in this proxy statement.

Methods of Voting

Stockholders of Record

If you are an Onconetix stockholder of record, you may vote at the Annual Meeting by attending and voting at the Annual Meeting, or by proxy over the internet or by mail as described below.

●	By Internet: To vote via the Internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on December 4, 2025 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

●	By Mail: To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date, and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than December 4, 2025. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Annual Meeting will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.

Beneficial (Street Name) Stockholders

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted on any proposals other than the Auditor Ratification Proposal because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Annual Meeting - Quorum; Abstentions and Broker Non-Votes.”

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” (instead of as a registered holder), you must obtain a specific control number from your bank, broker or other nominee in order to attend and vote at the Annual Meeting. See the section titled “The Annual Meeting - Attending the Annual Meeting.”

Attending the Annual Meeting

If you wish to attend the Annual Meeting, you must (i) be an Onconetix stockholder of record at the close of business on October 21, 2025, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Annual Meeting.

If you hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revocability of Proxies

Any Onconetix stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Annual Meeting. If you are an Onconetix stockholder of record, you may revoke your proxy by any one of the following actions:

●	by sending a signed written notice of revocation to Onconetix’s Corporate Secretary, provided such notice is received no later than the close of business on December 4, 2025;

●	by voting again over the internet as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on December 4, 2025;

●	by submitting a properly signed and dated proxy card with a later date that is received by Onconetix’s Corporate Secretary no later than the close of business on December 4, 2025; or

●	by attending the Annual Meeting and requesting that your proxy be revoked, or voting as described above.

Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect an Onconetix stockholder’s right to attend and vote at the Annual Meeting.

Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Executive and Chief Financial Officer
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202

If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Annual Meeting.

Proxy Solicitation Costs

Onconetix is soliciting proxies on behalf of the Onconetix Board. Onconetix will bear the entire cost of soliciting proxies from Onconetix stockholders. Proxies may be solicited on behalf of Onconetix or by Onconetix directors, officers, and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Onconetix directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.

Onconetix will request that banks, brokers, and other nominee record holders send proxies and proxy material to the beneficial owners of Onconetix common stock and secure their voting instructions, if necessary. Onconetix may be required to reimburse those banks, brokers, and other nominees on request for their reasonable expenses in taking those actions.

Onconetix has also retained Alliance Advisors to assist in soliciting proxies and in communicating with Onconetix stockholders and estimates that it will pay Alliance Advisors a fee of approximately $15,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix also has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Onconetix has previously adopted householding for Onconetix stockholders of record. As a result, Onconetix stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Onconetix stockholders (those who hold shares of Common Stock directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix at the address below.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Onconetix stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Onconetix will promptly deliver a copy of this proxy statement to any Onconetix stockholder who only received one copy of these materials due to householding upon request in writing to: Onconetix, Inc., Attn: Karina M. Fedasz, Interim Chief Executive Officer and Interim Financial Officer, at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 or by calling (513) 620-4101.

Adjournments

If a quorum is present at the Annual Meeting but there are insufficient votes at the time of the Annual Meeting to approve the, Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal, then Onconetix stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Annual Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Onconetix stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.

At any subsequent reconvening of the Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance voting or completing your proxy card, or if you have questions regarding the Annual Meeting, please contact Alliance Advisors, Onconetix’s proxy solicitor for the Annual Meeting, at:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

ONCONETIX STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE PROPOSALS

PROPOSAL 1: THE DIRECTOR ELECTION PROPOSAL

Introduction

Thomas Meier, a continuing Class I director whose term of office expires as of the Annual Meeting, has been nominated by the Board for re-election at the Annual Meeting. If elected at the Annual Meeting, Mr. Meier will serve until the 2028 Annual Meeting of Stockholders. Simon Tarsh’s term as a Class I director expires as of the Annual Meeting and Sarah Romano has been nominated by the Board for election as a Class I director as the Annual Meeting. If elected, Ms. Romano will serve until the 2028 Annual Meeting of Stockholders.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

The following sets forth the biographical background information for our Director Nominees:

Thomas Meier, one of our directors since February 1, 2024, has close to 25 years’ experience as a life-science and biotech entrepreneur, executive manager, and board member. Since June 2022, Dr. Meier has served as Chairman of, and member of the Audit and Compensation Committees of, Santhera Pharmaceuticals Holding AG (SIX: SANN), a publicly listed Swiss specialty pharmaceutical company focused on the development and commercialization of innovative medicines for rare neuromuscular and pulmonary diseases. Dr. Meier has served on the board of Santhera since 2017 and stepped down as the company’s CEO in November 2019 after having served 15 years as executive manager, the last 8 years as CEO. In 2020, Dr. Meier became managing partner of Viopas Venture Consulting GmbH, a Swiss consultancy and advisory firm for the healthcare industry. Since 2020, Dr. Meier has served as a board member of Novaremed AG, a privately held Swiss company developing innovative treatment options for the management of chronic pain and alternatives to opioids. Dr. Meier has served on Novaremed’s Audit Committee since October 2021 and became Executive Chairman of the company in January 2024. Since January 2022, Dr. Meier also serves on the board of Visgenx Inc. (USA). In September 2021, he co-founded SEAL Therapeutics AG, a privately owned Swiss gene therapy company for which he also serves as Chairman. Between July 2020 and November 2021, he served as Chairman of privately held Pharmabiome AG (Switzerland). Dr. Meier has a PhD in Biology and qualified as lecturer in neurosciences at the Biozentrum, University of Basel (Switzerland). Dr. Meier brings to our board experience as an internationally recognized scientist with track record in clinical research of orphan diseases.

Sarah Romano has almost a decade of experience as part of the finance team of Nasdaq listed companies. She has served as Chief Financial Officer and Treasurer of Vicarious Surgical Inc. (NYSE: RBOT), surgical robotics company, since April 2025. Ms. Romano previously served as the Chief Financial Officer of Entero Therapeutics, Inc. (Nasdaq: ENTO) (formerly First Wave BioPharma), a clinical-stage biopharmaceutical company specializing in the development of targeted, orally delivered therapies for gastrointestinal diseases, from March 2022 to March 2025. She previously served as Chief Financial Officer of Kiora Pharmaceuticals, Inc. (Nasdaq: KPRX) (formerly EyeGate Pharmaceuticals, Inc.), a clinical-stage specialty pharmaceutical company developing products for treating ophthalmic diseases, from February 2017 through February 2022, and as its Corporate Controller from August 2016 to January 2017. Before that, Ms. Romano served as Assistant Controller at TechTarget, Inc. from June 2015 through August 2016. Ms. Romano holds a Bachelor of Arts in Accounting from College of the Holy Cross and a Master of Accounting from Boston College. The Board believes that Ms. Romano’s extensive experience leading the finance functions of multiple Nasdaq-listed companies, together with her background as a public company Chief Financial Officer and Treasurer, provides valuable financial, accounting, and capital markets expertise to the Board and its Audit Committee.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, if each of the nominees receives a single “FOR” vote, he will be elected as a director. Because the outcome of the Director Election Proposal will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2: SERIES D PIPE PROPOSAL

Overview

On September 22, 2025, the Company, entered into, and sold to eleven institutional investor(s) (collectively, the “Series D PIPE Investors”), pursuant to a securities purchase agreement (the “Series D Securities Purchase Agreement”) an aggregate of 16,099 shares of Series D convertible preferred stock, par value $0.00001 per share (“Series D Preferred Stock”), which are convertible into Common Stock, which includes an issuance of 500 shares of Series D Preferred Stock to a certain investor as consideration for the Series D PIPE Investors’ irrevocable commitment to purchase shares of the Series D Preferred Stock, and warrants to purchase 4,362,827 shares of Common Stock (the “Series D Warrants” and, together with the Series D Preferred Stock, the “Series D PIPE Securities”), for an aggregate purchase price of approximately $12.9 million. Such investment is referred to as the “Series D PIPE Financing.” Concurrently with entering into the Series D Securities Purchase Agreement, the Company also entered into a registration rights agreement with the Series D PIPE Investors, pursuant to which it has agreed to provide the PIPE Investors with certain registration rights related to the shares of Common Stock underlying the shares of Series D Preferred Stock (the “Series D Preferred Shares”) and Series D Warrants, as described below. On September 23, 2025, a holder of Series D Common Stock converted 203 shares of Series C Preferred Stock to 244 shares of Series D Preferred Stock, 18 of which were subsequently converted to Common Stock.

On September 21, 2025 the Board of Directors approved the Securities Purchase Agreement, the Registration Rights Agreement, along with the filing of a certificate of designation to designate the preferences, rights and limitations of the Series D Preferred Stock (the “Certificate of Designations”), and consummated such financing on September 22, 2025.

Purpose of the Series D PIPE Proposal

We are subject to the Nasdaq Rules because our Common Stock is currently listed on the Nasdaq Capital Market.

Pursuant to Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

The shares issuable upon conversion of the Series D Preferred Stock and/or exercise of the Series D Warrants would result in the issuance of more than 20% of the voting power and the number of shares of Common Stock outstanding as of the issuance of the Series D Preferred Stock and the Series D Warrants. As a result of the foregoing, in accordance with Nasdaq Rule 5635(a), the Series D Certificate of Designations provides that the Series D Preferred Stock and the Series D Warrants will not receive the full benefit of certain anti-dilution adjustments until such time as we obtain stockholder approval for such issuances.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Series D PIPE Securities Purchase Agreement, as the transactions have already been consummated and the Series D Preferred Stock and the Series D Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Series D Preferred Stock and the Series D Warrants upon conversion or exercise, as the case may be, thereof. The failure of our stockholders to approve the Series D PIPE Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our stockholders do not approve the Series D PIPE Proposal. If our stockholders do not approve the Series D PIPE Proposal, the Series D Preferred Stock and the Series D Warrants would not be convertible or exercisable, as the case may be, at certain adjusted conversion prices or exercise prices, as applicable, below a floor price of $3.6896, as described in further detail below. Furthermore, the inability to exercise the Series D Warrants at adjusted exercise prices may impact whether we will receive net proceeds of any Series D Warrants exercised for cash in the future. The inability to convert and/or exercise, as the case may be, the Series D Preferred Stock and the Series D Warrants to shares of the Company’s Common Stock at adjusted conversion prices or exercise prices, as the case may be, may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

In the event stockholder approval for the Series D PIPE Proposal is not obtained at the Annual Meeting, we will be required to call another meeting of stockholders no later than March 1, 2026. If, despite the Company’s reasonable best efforts the approval of the Series D PIPE Proposal is not obtained after such subsequent stockholder meeting, the Company is required to cause an additional stockholder meeting to be held semi-annually thereafter until such approval is obtained. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance business plans.

Summary of Series D Preferred Stock

General. Pursuant to the Certificate of Designations, the Company has authorized the issuance of up to 32,000 shares of Series D Preferred Stock, each having a stated value of $1,000 per share (the “Stated Value”).

Ranking. Except (i) for the Series C Preferred Stock of the Company, which shall be of pari passu rank to the Preferred Shares (the “Parity Stock”), and (ii) to the extent that the Required Holders (as defined in the Series D Securities Purchase Agreement) expressly consent to the creation of Parity Stock or Senior Preferred Stock, all shares of capital stock of the Company will be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Dividends. The holders of Series D Preferred Stock are entitled to dividends (the “Dividends”), when and as declared by the Company’s Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash, in securities of the Company or any other entity, or using assets as determined by the Board on the Stated Value of such Preferred Share. In addition, from and after the occurrence and during the continuance of any Triggering Event, dividends (“Default Dividends”) will accrue on the Stated Value of each Preferred Share at a rate of fifteen percent (15.0%) (the “Default Rate”) per annum. Default Dividends are payable by way of inclusion of Default Dividends in the Conversion Amount (as defined below) on each conversion date. In the event that such Triggering Event is subsequently cured (and no other Triggering Event then exists), the accrual of Default Dividends will cease to be effective as of the calendar day immediately following the date of such cure; provided that Default Dividends as calculated and unpaid during the continuance of such Triggering Event will continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of such cure of such Triggering Event.

Conversion Rights:

Conversion at Option of Holder. Each holder is entitled to convert any portion of the outstanding Preferred Shares held by such holder into validly issued, fully paid and non-assessable Conversion Shares at the Conversion Rate (as defined below). Except as otherwise provided in the Certificate of Designations, the number of Conversion Shares issuable upon conversion of any Preferred Share will be determined by dividing (x) the Conversion Amount (as defined below) of such Preferred Share by (y) the Conversion Price (the “Conversion Rate”). As used herein, the term “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) any Default Dividends thereon as of such date of determination plus (3) any other amounts owed to such PIPE Investor pursuant to the terms of the Certificate of Designations or any other Transaction Document; and the term “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $3.6896, subject to adjustment as provided in the Certificate of Designations.

Conversion at the Option of the Holder Upon the Occurrence of a Triggering Event. After the Stockholder Approval Date (as defined in the Series D Securities Purchase Agreement), if a Triggering Event occurs and is continuing, at any time after the earlier of a holder’s receipt of a Triggering Event Notice (as defined below) and such holder becoming aware of such Triggering Event (such earlier date, the “Alternate Conversion Right Commencement Date”) and ending on the twentieth (20th) Trading Day (as defined in the Series D Securities Purchase Agreement) after the later of (x) the date such Triggering Event is cured and (y) such holder’s receipt of a Triggering Event Notice (such ending date, the “Alternate Conversion Right Expiration Date”, and each such period, an “Alternate Conversion Right Period”), such holder may, at such holder’s option, by delivery of a Conversion Notice to the Company (the date of any such Conversion Notice, each an “Alternate Conversion Date”), convert all, or any number of Preferred Shares held by such holder into shares of Common Stock at the Alternate Conversion Price (each, an “Alternate Conversion”). Additionally, at any time after the Stockholder Approval Date, the Holder may convert any number of Preferred Shares held by such Holder at the Alternate Optional Conversion Price.

As used herein:

“Alternate Conversion Price” means, with respect to any Alternate Conversion that price which will be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price (as defined below) and (y) 90% of the lowest VWAP of the Common Stock during the five (5) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.

“Alternate Conversion Floor Amount” means an amount equal to the product obtained by multiplying (A) the higher of (i) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (ii) the applicable Alternate Conversion Price and (B) the difference obtained by subtracting (i) the number of shares of Common Stock delivered (or to be delivered) to such holder on the applicable Share Delivery Deadline (as defined in the Certificate of Designations) with respect to such Alternate Conversion from (ii) the quotient obtained by dividing (x) the applicable Conversion Amount that such holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price, without giving effect to the Floor Price.

“Alternate Optional Conversion Price” means, with respect to any Alternate Conversion that price which will be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 95% of the lowest VWAP of the Common Stock during the five (5) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Optional Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Optional Conversion Measuring Period.

“Floor Price” means $0.7379 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), or, subject to the rules and regulations of the Principal Market (as defined in the Certificate of Designations), such lower price as the Company and the Required Holders may agree, from time to time.

“Triggering Event Notice” means written notice from the Company delivered to each holder within two Business Days (as defined in the Series D Securities Purchase Agreement) after the occurrence of a Triggering Event) that includes (i) a reasonable description of the applicable Triggering Event, (ii) a certification as to whether, in the reasonable opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (iii) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Alternate Conversion Right Expiration Date.

“Triggering Event” includes, but is not limited to, the following, subject to certain cure periods as set forth in the Certificate of Designations:

(i) the failure to file a registration statement for the resale of the shares of Common Stock underlying the Preferred Shares and the Warrants, or the failure of the applicable registration statement to be declared effective by the SEC, ten (10) days after the applicable deadline;

(ii) the failure to maintain the effectiveness of a registration statement pursuant to the terms of the Registration Rights Agreement;

(iii) the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(iv) failure to cure a Conversion Failure or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within the requisite time frame;

(v) failure to maintain authorized, but unissued shares equal to 150% of the shares underlying the Preferred Shares and the Warrants;

(vi) failure to remove any restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Series D Securities Purchase Agreement) acquired by such Holder under the Transaction Documents as and when required by such Securities or the Series D Securities Purchase Agreement, as applicable, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) days;

(vii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness of the Company or any of its Subsidiaries (as defined in the Series D Securities Purchase Agreement);

(viii) the institution, commencement, court order or decree by or against the Company or any Subsidiary of certain bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors;

(ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(x) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of forty-five (45) consecutive days;

(xi) a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within forty-five (45) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within forty-five (45) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within forty-five (45) days of the issuance of such judgment;

(xii) the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $500,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $500,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate;

(xiii) the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to Material Adverse Effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days;

(xiv) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred;

(xv) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of the covenants listed in the Certificate of Designations;

(xvi) any Preferred Shares remain outstanding on or after March 23, 2027;

(xvii) any Change of Control occurs without the prior written consent of the Required Holders, which consent will not be unreasonably withheld, conditioned or delayed;

(xviii) any Material Adverse Effect occurs; or

(xix) any provision of any Transaction Document will at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company, or the validity or enforceability thereof is contested.

Stock Combination Event Adjustment. In addition to the adjustments set forth above, if at any time and from time to time on or after Stockholder Approval, there occurs any share split, share dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the lowest VWAP during the ten consecutive (10) Trading Day period ending and including the fifth (5) Trading Day immediately preceding the Stock Combination Event Date (the “Event Market Price”) (provided if the Stock Combination Event is effective after close of trading on the primary Trading Market, then commencing on the next Trading Day which period will be the “Stock Combination Adjustment Period”) is less than the Conversion Price then in effect, then at the close of trading on the primary Trading Market on the last day of the Stock Combination Adjustment Period, the Conversion Price then in effect on such fifth (5th) Trading Day will be reduced (but in no event increased) to the Event Market Price, but not less than the Floor Price. Notwithstanding the foregoing, if one or more Stock Combination Events occur prior to Stockholder Approval being obtained and a reduction of the Conversion Price did not occur, once Stockholder Approval is obtained, the Conversion Price will automatically be reduced to equal the lowest Event Market Price with respect to any Stock Combination Event that occurred prior to Stockholder Approval being obtained, but not less than the Floor Price.

Adjustments for Variable Price Security Issuances. If the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (other than with respect to a Permitted Equity Line (as defined in the Series D Securities Purchase Agreement)) (any such securities, “Variable Price Securities”) after the Subscription Date (as defined in the Certificate of Designations) that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting share splits, share combinations and share dividends (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares. Notwithstanding the foregoing, prior to receipt of applicable stockholder approval, no such adjustments shall cause the conversion price to be less than the floor price of $3.6896.

Adjustments for Dilutive Issuances. If and whenever the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or pursuant to the provisions of the Certificate of Designations is deemed to have done any of the foregoing, but excluding any Excluded Securities (as defined in the Certificate of Designations) granted, issued or sold or deemed to have been granted, issued or sold, any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect will be reduced to an amount equal to the New Issuance Price. Notwithstanding the foregoing, prior to receipt of applicable stockholder approval, no such adjustments shall cause the conversion price to be less than the floor price of $3.6896.

Voluntary Adjustment Right. Subject to the rules and regulations of the Principal Market, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Board.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series D Preferred Stock for consideration equal to the change of Control Election Price, to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Fundamental Transactions. The Certificate of Designations prohibits the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the of Common Stock, except as provided in the transaction documents in the PIPE Financing.

Redemption Rights:

Optional Redemption by the Company. At any time, the Company shall have the right to redeem all, or any part pro rata based on the number of the Preferred Shares then held by the Holders, of the Preferred Shares then outstanding (the “Company Optional Redemption Amount”) on the Company Optional Redemption Date (a “Company Optional Redemption”). The Preferred Shares subject to redemption shall be redeemed by the Company in cash at a price (the “Company Optional Redemption Price”) equal to 25% premium on the greater of (i) the Conversion Amount being redeemed as of the Company Optional Redemption Date and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed as of the Company Optional Redemption Date (as defined in the Certificate of Designations) multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company Optional Redemption Notice Date (as defined in the Certificate of Designations) and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made.

Voting Rights. The holders of the Series D Preferred Stock have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and are not entitled to call a meeting of such holders for any purpose nor are they entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of its capital stock (other than as required under the Certificate of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Certificate of Designations or Series D Warrants.

Ownership Limitation. In no event may any Preferred Shares be converted (or Series D Warrants be exercised) and shares of Common Stock be issued to any holder if after giving effect to the issuance of shares of Common Stock upon such conversion of the Preferred Shares (or exercise of the Series D Warrants), the holder (together with its affiliates, if any) would beneficially own more than 4.99% of the outstanding shares of Common Stock, which we refer to herein as the “PIPE Blocker”. The PIPE Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the applicable holder of the Preferred Shares (or Series D Warrants), except that any raise will only be effective upon 61-days’ prior notice to the Company.

Exchange Right. If the Company or any of its Subsidiaries consummates any Subsequent Placement (as defined in the Series D Securities Purchase Agreement) (other than with respect to Excluded Securities), and a holder elects in writing to the Company to participate in such Subsequent Placement, each such holder may, at the option of such holder as elected in writing to the Company, exchange all, or any part, of the Preferred Shares of such holder into the securities in such Subsequent Placement (with the aggregate amount of such securities to be issued in such exchange equal to such aggregate amount of such securities with a purchase price valued at a 20% premium on the Conversion Amount of the Preferred Shares delivered by such holder in exchange therefor); provided that any such exchange will be subject to all applicable Nasdaq restrictions.

Reservation Requirements. So long as any Series D Preferred Stock remains outstanding, the Company will at all times reserve at least 150% of the number of shares of Common Stock as will from time to time be necessary to effect the conversion of all Preferred Shares then outstanding.

Conditions Precedent to Closing: As set forth in the Series D Securities Purchase Agreement, the obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, customary closing conditions.

Series D Warrants

Exercise Price. The initial exercise price of the Series D Warrants is $3.6896. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Series D Warrant also will be adjusted so that the aggregate exercise price will be the same immediately before and immediately after any such adjustment.

Exercise Price Adjustments. If on an Adjustment Date (as defined in the Series D Warrants), the exercise price then in effect is greater than the Market Price then in effect (the “Warrant Adjustment Price”), the exercise price will automatically lower to the Warrant Adjustment Price. As used herein, “Market Price” means, with respect to any Adjustment Date, the greater of (x) the Floor Price and (y) the lowest closing price of the Common Stock on the Principal Market on any Trading Day during the five (5) Trading Day period ended on, and including, the Trading Day ended immediately prior to such applicable Adjustment Date (each, a “Market Price Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such applicable Market Price Measuring Period. Only downward adjustments will be made. Notwithstanding the foregoing, prior to receipt of applicable stockholder approval, no such adjustments shall cause the exercise price to be less than the floor price of $3.6896.

Adjustments for Dilutive Issuances or Variable Price Securities. If and whenever the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or pursuant to the provisions of the Warrant is deemed to have done any of the foregoing, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold any shares of Common Stock for a consideration price per share (the “Warrant New Issuance Price”) less than a price equal to the exercise price in effect immediately prior to such granting, issuance or sale (the foregoing a “Warrant Dilutive Issuance”), then, immediately after such Warrant Dilutive Issuance, the exercise price then in effect will be reduced to an amount equal to the Warrant New Issuance Price. Notwithstanding the foregoing, prior to receipt of applicable stockholder approval, no such adjustments shall cause the exercise price to be less than the floor price of $3.6896.

Additionally, if the Company grants, issues or sells (or enters into any agreement to grant, issue or sell) securities at a Variable Price (as defined in the Series D Warrants), the warrant holder shall have the right, but not the obligation, in its sole discretion to exercise the Series D Warrants at the Variable Price.

Exercise Period. The Series D Warrants are exercisable beginning on the issuance date (the “Initial Exercisability Date”) and expiring on the third anniversary of the Initial Exercisability Date. The Series D Warrants require “buy-in” payments to be made by us for failure to deliver any shares of Common Stock issuable upon exercise.

Cashless Exercise. If at the time of exercise of the Series D Warrants on or after six months and one day from issuance, there is no effective registration statement registering the shares of the Common Stock underlying the Series D Warrants, such Series D Warrants may be exercised on a cashless basis pursuant to their terms.

Purchase Rights; Participation Rights. If the Company issues options, convertible securities, warrants, shares, or similar securities to holders of the Company shares of the Company Common Stock, each Series D Warrant holder has the right to acquire the same as if the holder had exercised its Series D Warrant. The holders of the Series D Warrants are entitled to receive any dividends paid or distributions made to the holders of the Company’s shares of Common Stock on an “as if converted” basis.

Fundamental Transactions. The Series D Warrants prohibit the Company from entering into specified fundamental transactions unless the successor entity assumes all of the Company obligations under the Series D Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a Series D Warrant holder will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Series D Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, a Series D Warrant holder will have the right to force the Company to repurchase the holder’s Series D Warrant for a purchase price in cash equal to the Black Scholes value, as calculated under the Series D Warrants, of the then unexercised portion of the Warrant.

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Series D PIPE Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Series D PIPE Proposal, or abstains from voting, it will have no effect on the Series D PIPE Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE SERIES D PIPE PROPOSAL.

PROPOSAL 3: SERIES E PIPE PROPOSAL

Overview

On October 1, 2025, the Company entered into, and sold, to institutional investor(s) (collectively, the “Series E PIPE Investors”), pursuant to a securities purchase agreement (the “Series E Securities Purchase Agreement”) an aggregate of 7,813 shares of Series E convertible preferred stock, par value $0.00001 per share (“Series E Preferred Stock”) and warrants (the “Series E Warrants”) to purchase 2,025,223 shares of Common Stock, (together, the “Series D PIPE Securities”) for aggregate cash proceeds to the Company of $6.25 million. The exercise price of the Series E Warrants is $3.8576 and are exercisable beginning on the issuance date and expire on the third anniversary of the initial exercisability date. Such investment is referred to as the “Series E PIPE Financing.” Concurrently with entering into the Series E Securities Purchase Agreement, the Company also entered into a registration rights agreement (the “Series E Registration Rights Agreement”) with the Series D PIPE Investors, pursuant to which it has agreed to provide the PIPE Investors with certain registration rights related to the shares of Common Stock underlying the shares of Series e Preferred Stock (the “Series E Preferred Shares”) and Series E Warrants, as described below.

Concurrently with entering into the Series E Securities Purchase Agreement, the Company also entered into a registration rights agreement with the Series E PIPE Investors, pursuant to which it has agreed to provide the Series E PIPE Investors with certain registration rights related to the shares of Common Stock underlying the shares of Series E Preferred Stock and Series E Warrants.

Purpose of the Series E PIPE Proposal

We are subject to the Nasdaq Rules because our Common Stock is currently listed on the Nasdaq Capital Market.

Pursuant to Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

The shares issuable upon conversion of the Series E Preferred Stock and/or exercise of the Series E Warrants would result in the issuance of more than 20% of the voting power and the number of shares of Common Stock outstanding as of the issuance of the Series E Preferred Stock and/or exercise of the Series E Warrants. As a result of the foregoing, in accordance with Nasdaq Rule 5635(a), the Series E Certificate of Designations and the Series E Warrants provide that the Series E Preferred Stock and the Series E Warrants will not receive the full benefit of certain anti-dilution adjustments until such time as we obtain stockholder approval for their removal.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Series E Securities Purchase Agreement, as the transactions have already been consummated and the Series E Preferred Stock and the Series E Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Series E Preferred Stock and the Series E Warrants upon conversion or exercise, as the case may be, thereof. The failure of our stockholders to approve the Series E PIPE Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our stockholders do not approve the Series E PIPE Proposal. If our stockholders do not approve the Series E PIPE Proposal, the Series E Preferred Stock and the Series E Warrants would not be convertible or exercisable, as the case may be, at certain adjusted conversion prices or exercise prices, as applicable, below a floor price of $3.8576, as described in further detail below. Furthermore, the inability to exercise the Series E Warrants at adjusted exercise prices may impact whether we will receive net proceeds of any Series E Warrants exercised for cash in the future. The inability to convert and/or exercise, as the case may be, the Series E Preferred Stock and the Series E Warrants to shares of the Company’s Common Stock at adjusted conversion prices or exercise prices, as the case may be, may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

In the event stockholder approval for the Series E PIPE Proposal is not obtained at the Annual Meeting, we will be required to call another meeting of stockholders no later than March 10, 2026. If, despite the Company’s reasonable best efforts the approval of the Series E PIPE Proposal is not obtained after such subsequent stockholder meeting, the Company is required to cause an additional stockholder meeting to be held semi-annually thereafter until such approval is obtained. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance business plans.

Summary of Series E Preferred Stock and Series E Warrants

The terms of the Series E Preferred Stock are substantially the same as the terms of the Series D Preferred Stock, except that each Series E Preferred Stock provides for (i) a Conversion Price of $3.8576, a (ii) Conversion Floor Price of $3.8576 and (iii) a Floor Price of $0.7715.

The terms of the Series E Warrants are substantially the same as the terms of the Series D Warrants, except that each Series E Warrant has an exercise floor price of $3.8576.

 PROPOSAL 4: AUDITOR RATIFICATION PROPOSAL

Introduction

Effective February 13, 2025, the Audit Committee authorized the appointment of MaloneBailey LLP (“MaloneBailey”) as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2024, and MaloneBailey was appointed as the Company’s independent registered public accounting firm.

At the Annual Meeting, our stockholders will be asked to ratify such appointment of MaloneBailey to serve as our independent registered public accounting firm. The Board, through the Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal year 2025. A representative of MaloneBailey is not expected to be present at the Meeting.

On October 15, 2024, EisnerAmper LLP (“EA”) submitted its resignation as the Company’s independent registered public accounting firm, effective upon the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

The Audit Committee appointed EA to serve as the Company’s independent registered public accounting firm on July 6, 2023 (the “Appointment Date”). EA’s audit report on the Company’s financial statements as of, and for the fiscal year ended December 31, 2023, dated April 11, 2024, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than that it contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

From the Appointment Date to the date of EA’s resignation (the “Engagement Period”), there were no disagreements between the Company and EA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EA, would have caused EA to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements for such periods.

During the Engagement Period, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v), except as previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, June 30, 2024, and September 30, 2024, Company management identified certain material weaknesses in internal controls as follows: (a) the Company did not maintain an effective control environment with adequate segregation of duties with respect to cash disbursements; (b) the Company did not have an effective risk assessment process and effective monitoring of compliance with established accounting policies and procedures, and did not demonstrate a sufficient level of precision in the application of the Company’s controls, including the maintenance of board committee minutes and unanimous written consents; (c) the Company’s controls over the approval and reporting of expenses paid with the Company’s credit cards and certain bank wires were not designed and maintained to achieve the Company’s objectives; (d) the Company lacked accounting resources to maintain optimal segregation of duties, maintain adequate controls over the approval and posting of journal entries, and to provide optimal levels of oversight in order to process financial information in a timely manner, analyze and account for complex, non-routine transactions, and prepare financial statements; (e) the Company did not maintain adequate controls for the timely identification, approval or reporting of related party transactions, and (f) the Company did not maintain effective controls to ensure information technology policies and procedures set the tone at the top, to mitigate risks and achieve information technology objectives and ITGCs in the change management, logical security and computer operations domains.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through February 13, 2025, neither the Company nor anyone acting on behalf of the Company had consulted MaloneBailey regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did MaloneBailey provide a written report or oral advice to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees

Audit and Non-Audit Fees

Malone-Bailey served as the independent registered public accounting firm to audit our books and accounts for the fiscal year ended December 31, 2024. EisnerAmper served as the independent registered public accounting firm to audit our books and accounts for the fiscal year ended December 31, 2023.

The table below presents the aggregate fees billed for professional services rendered by Malone-Bailey and EisnerAmper (prior auditor) for the years ended December 31, 2024 and 2023, respectively.

EisnerAmper
	2024	2023
Audit fees	$742,827	$951,818
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$742,827	$951,818

Malone-Bailey
	2024	2023
Audit fees	$267,800	$-
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$267,800	$-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual consolidated financial statements, quarterly reviews of our interim condensed financial statements, and services normally provided by EisnerAmper and Malone-Bailey in connection with regulatory filings or engagements for that fiscal period.

Pre-Approval Policies and Procedures

The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The Audit Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit Committee.

On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by the Company’s independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Auditor Ratification Proposal, or abstains from voting, it will have no effect on the Auditor Ratification Proposal. Since this is a routine matter, brokers may vote at the Annual Meeting on this proposal, provided that they have not received instructions from a beneficial owner.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE Auditor Ratification Proposal.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which will be reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Executive Officers, Directors and Corporate Governance - Audit Committee.” Under the Audit Committee’s charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and MaloneBailey as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Simon Tarsh (Chair) Timothy Ramdeen Andrew Oakley

PROPOSAL 5: ADJOURNMENT PROPOSAL

The Annual Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal, or the Auditor Ratification Proposal.

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Adjournment Proposal, or abstains from voting, it will have no effect on the Adjournment Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS

Any stockholder proposals intended to be presented at the Onconetix 2025 annual meeting and considered for inclusion in Onconetix’s proxy materials must be received by Onconetix on or before July 7, 2025. Such proposals must be submitted in writing to: Onconetix, Inc., Attention: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer, 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholder proposals.

Our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to the Company at our offices at its headquarters, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is advanced by more than 30 days or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held or deemed to have been held in the preceding year, notice by the stockholder to be timely must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of the business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was first made by the Company, whichever first occurs. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Board or the chairman of the stockholder meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

Onconetix has previously adopted householding for stockholders of record. As a result, stockholders with the same address and last name may receive only one copy of this proxy statement from Onconetix. Registered Onconetix stockholders (those who hold shares directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix, at the address below.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this proxy statement should be directed to: Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, Attention: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer.

OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Annual Report

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC. To make a request for such copies, you should contact the Company at the address or telephone number below.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may request, orally or in writing, a copy of these documents, which will be provided to you at no cost (other than exhibits, unless such exhibits are specifically incorporated by reference), by contacting Karina M. Fedasz, c/o Onconetix, Inc., at 201 E. Fifth Street, Suite 1900, Cincinnati, OH 45202. Our telephone number is (513) 620-4101. Information about us is also available at our website at http://www.onconetix.com. However, the information on our website is not a part of this proxy statement and is not incorporated by reference.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ONCONETIX, INC.

THE UNDERSIGNED HEREBY APPOINTS MS. KARINA M. FEDASZ AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ONCONETIX, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 21, 2025 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2025, OR ANY ADJOURNMENT THEREOF.

1. Election of Thomas Meier and Sarah Romano to serve as Class I directors on the Company’s Board of Directors (the “Board”) for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”):

☐	FOR ALL THE NOMINEES

☐	WITHHOLD AUTHORITY FOR THE NOMINEES

☐	FOR ALL EXCEPT (see instructions)

☐	Thomas Meier

☐	Sarah Romano

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 4,424,080 shares of the Company’s Common Stock, par value $0.00001 par value (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series D Preferred Stock, par value $0.00001 per share (“Series D Preferred Stock”) and up to 4,362,827 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series D Warrants”) issued to certain investors in a private placement transactions which closed on September 22, 2025  (the “Series D PIPE Proposal”).

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3. To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 2,025,223 shares of the Company’s Common Stock, subject to adjustment, upon conversion of the Company’s Series E Preferred Stock, par value $0.00001 per share (“Series E Preferred Stock”) and up to 2,025,223 shares of Common Stock, subject to adjustment, upon the exercise of certain warrants (the “Series E Warrants”) issued to certain investors in a private placement transactions which closed on October 1, 2025 (the “Series E PIPE Proposal”).

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4. To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

5. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series D PIPE Proposal, the Series E PIPE Proposal,  or the Auditor Ratification Proposal (the “Adjournment Proposal”).

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the director nominees and each of the proposals described on this card.

In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONCONETIX, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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